Exhibit 99.4

Section 1350 Certification of Chief Executive Officer

In connection with the Current Report of AmerisourceBergen Corporation (the “Company”) on Form 8-K as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Steven H. Collis, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Steven H. Collis
Steven H. Collis
President and Chief Executive Officer

July 16, 2013

Section 1350 Certification of Chief Financial Officer

In connection with the Current Report of AmerisourceBergen Corporation (the “Company”) on Form 8-K as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Tim G. Guttman, Senior Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Tim G. Guttman
Tim G. Guttman
Senior Vice President and Chief Financial Officer

July 16, 2013